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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 29, 2004
                                 ---------------

                                 NET2PHONE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    000-26763
                                    ---------
                            (Commission File Number)

                               DELAWARE 22-3559037
                               -------- ----------
      (State or other jurisdiction of (I.R.S. Employer Identification No.)
                         incorporation or organization)

                                520 BROAD STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------
             (Address of principal executive offices, with zip code)

                                 (973) 438-3111
                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                         (Former name or former address,
                          if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

         |_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES
             ACT
         |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE
             ACT
         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER
             THE EXCHANGE ACT |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT


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ITEM 8.01.  OTHER EVENTS.

         As of October 29, 2004, NTOP Holdings, L.L.C. controls (and IDT Corporation, through its controlling stake in NTOP Holdings, L.L.C., beneficially controls) greater than 50% of our aggregate voting power. As a result, we qualify as a "controlled company" as defined in Rule 4350(c)(5) of the Nasdaq Marketplace Rules. Therefore, while we are exempt from the requirements of Rule 4350(c) requiring (i) a majority of independent directors on the Board; (ii) compensation of our executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (iii) director nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors, as of October 31, 2004, a majority of our Board will consist of independent directors, and our compensation committee will consist solely of independent directors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         DATE: October 29, 2004
                                           NET2PHONE, INC.


                                           /s/ Glenn J. Williams
                                           --------------------------------
                                           By:  Glenn J. Williams
                                           Its: Executive Vice President of
                                                Business and Legal Affairs,
                                                General Counsel and
                                                Secretary